Exhibit 10.42

Nonstatutory Stock Option Agreement with Robert A. Beardsley

Exhibit 10.42

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

STOCK OPTION AGREEMENT

     CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants to Robert A. Beardsley (the “Optionee”) an Option to purchase a total of 25,000 shares of Common Stock (the “Shares”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1996 Non-Employee Director Stock Option Plan, as amended, (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

     1. Nature of the Option. This Option is a Nonstatutory Stock Option and is not intended to qualify for any special tax benefits to the Optionee.

     2. Exercise Price. The exercise price is $5.59 for each Share of Common Stock, which price is 100% of the fair market value per Share of Common Stock on the Grant Date. The exercise price may be adjusted in accordance with Section 10 of the Plan.

     3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

          (i) Right to Exercise

               (a) Subject to subsections 3(i)(b), (c), (d), (e) and (f) below, one-fifth (1/5) of the total number of Shares subject to this Option shall become exercisable on each of the first five anniversaries of the Grant Date, until all of such Shares are exercisable.

               (b) If the Optionee attends less than 75% of the Board meetings of the Company (whether regular or special) held in any fiscal year (a “Default Year”), then either (i) the Optionee shall forfeit his exercise rights with respect to the installment of this Option which vested on the preceding annual vesting date, in proportion to the percentage of Board meetings actually attended by such Optionee during the Default Year; or (ii) in the event that the Optionee does not own a sufficient number of exercisable options to satisfy the forfeiture obligation described above, the Optionee shall forfeit his right to receive the next succeeding annual installment of this Option, in proportion to the percentage of Board meetings which the Optionee actually attended in the Default Year.

               (c) In the event of Optionee’s death or permanent disability or other termination of status as a Board Member, the exercisability of this Option is governed by Sections 7 and 8 below, subject to the limitations contained in subsections 3(i)(d) hereof.

               (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 10 below.

               (e) This Option may not be exercised for a fraction of a Share.

               (f) There shall be no exercise at any one time as to fewer than one hundred (100) Shares or all the remaining Shares then purchasable by the Optionee, if fewer than one hundred (100) Shares.

               (g) Upon any merger, consolidation, sale of all (or substantially all) of the assets of the Company, or a business combination involving the sale or transfer of all (or substantially all) of the capital stock or assets of the Company in which the Company is not the surviving entity, or, if it is the surviving entity, does not survive as an operating going concern in substantially the same line of business, then this Option shall, immediately prior to the consummation of any of the foregoing events, become fully vested and immediately exercisable by the Optionee.

          (ii) Method of Exercise. This Option shall be exercisable by written notice in the form attached as Exhibit A, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer. The written notice shall be accompanied by full payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. Investment Representations; Restrictions on Transfer.

          (i) By receipt of this Option, by its execution and by its exercise in whole or in part, Optionee represents to the Company the following:

               (a) Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws.

               (b) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

               (c) Optionee acknowledges and understands that the securities constitute “restricted securities” under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

               (d) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph 4(i)(d), the Optionee acknowledges and agrees to the restrictions set forth in paragraph 4(ii) below.

          In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     5. Method of Payment. Payment of the purchase price shall be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of Common Stock of the Company already owned by the Optionee or Shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time) valued at fair market value determined in accordance with the provisions of Section 2, or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee’s direction at the time of exercise.

     6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (Regulation G) as promulgated by the Federal Reserve Board, or if the conditions of Section 11 of the Plan are not satisfied. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Death or Disability of Optionee. In the event that an Optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the Optionee (or by the Optionee’s personal representative, heir or legatee, in the event of death) at any time prior to the scheduled expiration date of the option.

     8. Termination of Status as Board Member. In the event any Optionee: (i) ceases to be a member of the Board of Directors at the request of the Company; (ii) is removed without cause; or (iii) otherwise does not stand for nomination or re-election as a Director of the Company at the request of the Company, then any unexercised portion of this Option, to the extent not vested at the date of the applicable event, shall immediately terminate and become void, and to the extent any such unexercised portion of this Option is vested at such date, it shall continue to be exercisable for a period of one year from the date of the applicable event; provided, however, that no portion of this Option, vested or unvested, may be exercised if the Optionee is removed from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to breach a contract with the Company; or (v) engages in any conduct or activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct or activity is approved by a majority of the members of the Board of Directors).

     9. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     10. Term of Option. Notwithstanding Section 9 of the Plan, this Option may not be exercised more than ten years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11. Withholding of Income Taxes. Upon the exercise of this Option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, as amended, may require the Optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the Optionee’s gross income.

     12. Tax Consequences. The Optionee understands that any of the foregoing references to taxation are based on federal income tax laws and regulations now in effect. The Optionee has reviewed with the Optionee’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

     13. Governing Law. The validity and construction of this Stock Option Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

DATE OF GRANT: December 7, 2004

CollaGenex Pharmaceuticals, Inc.
By:	/s/ Nancy C. Broadbent
	Name:	Nancy C. Broadbent
	Title:	Chief Financial Officer

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY (NOT THROUGH THE ACT OF BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY’S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S MEMBERSHIP ON THE BOARD OF DIRECTORS AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: December 7, 2004

Signature: /s/ Robert A. Beardsley

Name: Robert A. Beardsley
Residence Address:

Social Security No.:

EXHIBIT A

NOTICE OF EXERCISE OF STOCK OPTION

TO:

FROM:

DATE:

RE: Exercise of Stock Option

     I hereby exercise my option to purchase ___Shares of Common Stock at $     per Share (total exercise price of $___), effective today’s date. This notice is given in accordance with the terms of my Stock Option Agreement dated ___, 19___. The option price and vested amount is in accordance with Sections 2 and 3 of the Stock Option Agreement.

     Attached is a check payable to CollaGenex Pharmaceuticals, Inc. for the total exercise price of the Shares being purchased. The undersigned confirms the representations made in Section 4 of the Stock Option Agreement.

     Please prepare the stock certificate in the following name(s):

     If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option Agreement requires the Company’s approval for registration in a name other than your name and requires certain agreements from any joint owner.

Sincerely,

(Signature)

(Print or Type Name)

Letter and consideration
received on ___, 19___.

By:

A-1